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                                                                    EXHIBIT 10.1

                            [ACUBID.COM LETTERHEAD]


March 1, 1999

Kurt Bevacqua
2536 La Costa Avenue
La Costa, Ca. 92009

Dear Mr. Bevacqua,

This letter shall serve as an understanding of the agreement between Kurt Bevacqua (Advisor) and AcuBid.com Incorporated (Company).

A: ADVISOR AGREES TO PERFORM THE FOLLOWING FUNCTIONS FOR THE COMPANY.

        1. Use his best efforts to create a sports memorabilia advisory board consisting of not less than three additional high profile name athletes (active or retired) as mutually agreed upon by the parties.

        2.      Advisor will act as Chairman of the Board.

        3. Advisor will assist the Company in obtaining and creating sports memorabilia to be sold on the Company's website.

        4. Advisor will assist the Company on an ongoing basis to develop a relationship with and obtain collectible items from active and retired professional athletes as the parties shall agree.

        5. All members of the Advisory Board shall grant the Company the right to use their names as members of such board on all advertising endeavors undertaken by the Company.

        6. All Advisory Board members shall make themselves available not less than 2 hours per month to hold online conversations with customers and clients of the Company on its website. Advisor shall not be in breach of this agreement should the Company accept any Board member not agreeing to this provision.


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B: COMPANY AGREES TO PAY ADVISOR THE FOLLOWING COMPENSATION

        1. 50,000 Shares for the Company's Common Stock for services previously performed.

        2. 200,000 options at $0.45 for services as Chairman of the Advisory Board. The options shall vest immediately and upon exercise and written notice to the Company the shares issued under paragraph B1 and B2 will be registered for sale under Section S8 of the Securities Act of 1934.

        3.      All options shall have a three-year term.

        4. The Company shall make available additional Common Stock and options of the Company to compensate other members of the Advisory Board in such amounts as the parties agree.

        THIS AGREEMENT SHALL BE RENEWABLE EACH YEAR AT THE MUTUAL AGREEMENT OF THE PARTIES FOR SUCCESSIVE ONE-YEAR TERMS.

        Agreed to by;


        /s/ Kurt Bavacqua                    3/1/99
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        Kurt Bavacqua                        Date


        /s/ MICHAEL A. SCHAFFER              3/1/99
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        AcuBid.com Incorporated              Date